THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110116_A

DO NOT TEAR

FUND	FUND	FUND
Calvert Aggressive Allocation	Calvert Balanced	Calvert Bond
Calvert Capital Accumulation	Calvert Conservative Allocation	Calvert Dev Markets Ex-U.S. Responsible Index
Calvert Emerging Markets Equity	Calvert Equity	Calvert Global Energy Solutions
Calvert Global Water

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

3.	Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

	FOR	AGAINST	ABSTAIN
Calvert Equity	☐	☐	☐

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

	FOR	AGAINST	ABSTAIN
Calvert Emerging Markets Equity	☐	☐	☐

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation - A	☐	☐	☐	02 Calvert Balanced - A	☐	☐	☐
03 Calvert Bond - A	☐	☐	☐	04 Calvert Capital Accumulation - A	☐	☐	☐
05 Calvert Conservative Allocation - A	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index - A	☐	☐	☐
07 Calvert Emerging Markets Equity - A	☐	☐	☐	08 Calvert Equity - A	☐	☐	☐
09 Calvert Global Energy Solutions - A	☐	☐	☐	10 Calvert Global Water - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation - C	☐	☐	☐	02 Calvert Balanced - C	☐	☐	☐
03 Calvert Bond - C	☐	☐	☐	04 Calvert Capital Accumulation - C	☐	☐	☐
05 Calvert Conservative Allocation - C	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index - C	☐	☐	☐
07 Calvert Emerging Markets Equity - C	☐	☐	☐	08 Calvert Equity - C	☐	☐	☐
09 Calvert Global Energy Solutions - C	☐	☐	☐	10 Calvert Global Water - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

Not Applicable

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

Not Applicable

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Conservative Allocation	☐	☐	☐
05 Calvert Equity	☐	☐	☐

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

6B	Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to New Calvert regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110116_A

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110116_B

DO NOT TEAR

FUND	FUND	FUND
Calvert Green Bond	Calvert High Yield Bond	Calvert Income
Calvert International Equity	Calvert International Opportunities	Calvert Long-Term Income
Calvert Moderate Allocation	Calvert Short Duration Income	Calvert Small Cap
Calvert Tax-Free Responsible Impact Bond

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

3.    Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert International Equity	☐	☐	☐	02 Calvert International Opportunities Fund	☐	☐	☐

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond - A	☐	☐	☐	02 Calvert High Yield Bond - A	☐	☐	☐
03 Calvert Income - A	☐	☐	☐	04 Calvert International Equity - A	☐	☐	☐
05 Calvert International Opportunities - A	☐	☐	☐	06 Calvert Long-Term Income - A	☐	☐	☐
07 Calvert Moderate Allocation - A	☐	☐	☐	08 Calvert Short Duration Income - A	☐	☐	☐
09 Calvert Small Cap - A	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert High Yield Bond - C	☐	☐	☐	02 Calvert Income - C	☐	☐	☐
03 Calvert International Equity – C	☐	☐	☐	04 Calvert International Opportunities - C	☐	☐	☐
05 Calvert Moderate Allocation - C	☐	☐	☐	06 Calvert Short Duration Income - C	☐	☐	☐
07 Calvert Small Cap - C	☐	☐	☐	08 Calvert Tax-Free Responsible Impact Bond - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

	FOR	AGAINST	ABSTAIN
01 Calvert Income - R	☐	☐	☐

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert High Yield Bond	☐	☐	☐	02 Calvert Income	☐	☐	☐
03 Calvert Long-Term Income	☐	☐	☐	04 Calvert Short Duration Income	☐	☐	☐

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Moderate Allocation	☐	☐	☐

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

6B	Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to New Calvert regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110116_B

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110116_C

DO NOT TEAR

FUND	FUND	FUND
Calvert Ultra-Short Income	Calvert Unconstrained Bond	Calvert U.S. Large Cap Core Responsible Index
Calvert U.S. Large Cap Growth Responsible Index	Calvert U.S. Large Cap Value Responsible Index	Calvert U.S. Mid Cap Core Responsible Index

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

3.	Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income - A	☐	☐	☐	02 Calvert Unconstrained Bond - A	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index - A	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index - A	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index - A	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income - C	☐	☐	☐	02 Calvert Unconstrained Bond - C	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index - C	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index - C	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index - C	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Unconstrained Bond	☐	☐	☐

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.
Not Applicable

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

6B	Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to New Calvert regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110116_C